UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IRONCLAD PERFORMANCE WEAR CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IRONCLAD PERFORMANCE WEAR CORPORATION

1920 Hutton Court, Suite 300

Farmers Branch, TX 75234

(972) 996-5664

NOTICE OF POSTPONEMENT OF 2017 ANNUAL MEETING OF STOCKHOLDERS

NEW MEETING DATE AUGUST 23, 2017

TO THE STOCKHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), previously scheduled to be held on July 26, 2017, has been postponed until August 23, 2017, at 10:00 a.m. Central Time, at the Company’s offices, located at 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234.

We decided to postpone the Annual Meeting to provide our stockholders with additional time to consider and vote on (pursuant to revised YELLOW proxy cards distributed with this notice) a revised slate of nominees for election to our Board of Directors which excludes Jeffrey D. Cordes, who resigned as our Chief Executive Officer and a member of our Board of Directors on July 4, 2017. William Aisenberg also resigned as our Executive Vice President, Chief Financial Officer and Secretary on July 4, 2017.

At the Annual Meeting, stockholders of record as of the close of business on May 4, 2017, will be asked to consider and act upon the following matters, as more fully described in the Proxy Statement and this Supplement:

1.	To elect four (4) members of the Board of Directors;
2.	To ratify the appointment of BDO USA, LLP as the independent accountants for the fiscal year ending December 31, 2017;
3.	To hold an advisory vote on executive compensation;
4.	To adopt the Ironclad Performance Wear Corporation 2017 Omnibus Incentive Plan authorizing the issuance of up to 3,000,000 shares of common stock pursuant to awards granted thereunder;
5.	To authorize the Board of Directors to effectuate, in its discretion, an amendment to the Articles of Incorporation, as amended, to effectuate a reverse stock split of common stock of no less than 1-for-12 and no greater than 1-for-20 at any time before May 31, 2018, with special treatment for certain of the Company’s stockholders to preserve round lot holders; and
6.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

With the exception of the reduction in the slate of directors from five (5) to four (4) nominees, these are the same matters that were stated in the Notice of Annual Meeting given on May 12, 2017 and revised on June 23, 2017, and to be considered and voted upon by our stockholders at the previously scheduled July 26, 2017 Annual Meeting.

The proxy card we previously circulated for the Annual Meeting appointed each of Messrs. Cordes and Aisenberg as the proxies of signatories to that proxy card. We are therefore providing a YELLOW proxy card with the supplemental materials we are distributing with this notice which appoints Geoffrey Greulich, our Chief Executive Officer, and James McAlister, our Chief Financial Officer and Secretary, as proxies to attend, vote and act for signatories to the YELLOW proxy card at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE YELLOW PROXY CARD IN THE ENCLOSED ENVELOPE. ANY PREVIOUSLY RETURNED WHITE PROXY CARD IS NO LONGER EFFECTIVE FOR PURPOSES OF THE ANNUAL MEETING. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

July 25, 2017

Vane Clayton

Chairman

IRONCLAD PERFORMANCE WEAR CORPORATION

1920 Hutton Court, Suite 300

Farmers Branch, TX 75234

(972) 996-5664

2017 ANNUAL MEETING OF STOCKHOLDERS

SUPPLEMENT TO THE PROXY STATEMENT DATED MAY 12, 2017

This supplement (the “Supplement”) to the proxy statement of Ironclad Performance Wear Corporation, a Nevada corporation (“we,” “us,” “our” or “Ironclad”), dated May 12, 2017 (the “Proxy Statement”) is being furnished by our Board of Directors (the “Board of Directors”) in connection with the solicitation of proxies for use at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and any postponements or adjournments thereof.

This Supplement supplements and amends the Proxy Statement should be read together with the matters set forth in the Proxy Statement.

NEW MEETING DATE

As disclosed in our current report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2017, the Audit Committee of our Board of Directors (the “Audit Committee”) concluded that disclosure should be made and action taken to prevent further reliance on our financial statements as of and for the fiscal years ended December 31, 2016 and 2015, and as of and for the fiscal quarters ended March 31, 2017 and March 31, June 30 and September 30, 2016. The Audit Committee based its conclusion on the preliminary results of an investigation commenced during the second quarter of fiscal 2017 after we received anonymous reports regarding potential accounting irregularities relating to certain sale transactions.

In light of the foregoing, the resignation of Jeffrey D. Cordes as our Chief Executive Officer and a member of our Board of Directors, and the resignation of William Aisenberg as our Executive Vice President, Chief Financial Officer and Secretary, our Board of Directors has postponed the Annual Meeting to Wednesday, August 23, 2017, at 10:00 a.m. Central Time, at our offices, located at 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. The record date for the Annual Meeting will remain May 4, 2017.

VOTING OF PROXIES

In light of the resignations of Messrs. Cordes and Aisenberg we are providing a YELLOW proxy card with this Supplement appointing Geoffrey Greulich, our Chief Executive Officer, and James McAlister, our Chief Financial Officer and Secretary, as proxies to attend, vote and act for the signatories to YELLOW proxy cards at the Annual Meeting. Any WHITE proxy cards previously received by us will be disregarded for purposes of determining the number of votes cast for each proposal described in the Proxy Statement as supplemented and amended by this Supplement. Furthermore, stockholders will need to submit the YELLOW proxy card even if their vote has not changed with respect to the proposals submitted to a vote of stockholders at the Annual Meeting.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. The nominees for director properly brought before the Annual Meeting who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the Annual Meeting, will be elected. Approval of the proposal to ratify the appointment of BDO USA, LLP as our independent accountants for the fiscal year ending December 31, 2017, approval of the proposal to adopt the Ironclad Performance Wear Corporation 2017 Omnibus Incentive Plan and approval of the advisory vote on the resolution approving the compensation of our executives as disclosed in the compensation tables and related narrative disclosure in the Proxy Statement requires the favorable vote of a majority of shares voted at the Annual Meeting or by proxy. Approval of the amendment of our Articles of Incorporation, as amended, to effectuate a reverse stock split of our common stock of no less than 1-for-12 and no greater than 1-for-20 at any time before May 31, 2018, with special treatment for certain of our stockholders to preserve round lot holders, requires the favorable vote of a majority of our outstanding shares of common stock. A quorum, which is thirty-three and one-third percent (33 1/3%) of our outstanding shares of common stock as of May 4, 2017, must be present, or represented by proxy, to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in “street name”. We encourage you to vote by proxy (using the YELLOW proxy card) so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed YELLOW proxy card will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed YELLOW proxy card bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person, provided that if your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

SUPPLEMENT TO PROPOSAL NO. 1

Our Board of Directors proposes the election of the following four (4) nominees as directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified:

Michael A. DiGregorio

David Jacobs

Emmett M. Murphy

Robert J. Steckler

With the exception of the reduction in the slate of directors from five (5) to four (4) nominees and the removal of Jeffrey D. Cordes as a nominee, these are the same nominees that were previously nominated in the Proxy Statement. If elected, the foregoing four (4) nominees are expected to serve until our 2018 annual meeting of stockholders.

Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than one (1) nor more than nine (9), as fixed from time-to-time by resolution of our Board of Directors. On April 11, 2016, our Board of Directors fixed the number of directors at five (5) effective as of immediately prior to the 2016 annual meeting of our stockholders. The fifth seat will remain vacant until such time as our Nominating and Governance Committee recommends to our Board of Directors a suitable candidate to fill such vacant seat.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Required Vote

The nominees for director properly brought before the Annual Meeting who receive a plurality of the votes cast by the holders of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal will be elected.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

SUPPLEMENT TO PROPOSAL NO. 3

Proposal 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in the Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

In light of the recent conclusion by the Audit Committee that disclosure should be made and action taken to prevent further reliance on our financial statements as of and for the fiscal years ended December 31, 2016 and 2015, and as of and for the fiscal quarters ended March 31, 2017 and March 31, June 30 and September 30, 2016 based on the Audit Committee’s investigation of accounting irregularities linked to certain sales transactions during such periods, and the resignations of Messrs. Cordes and Aisenberg, our Board of Directors has withdrawn its recommendation that stockholders vote for the resolution approving the compensation of our executives, as disclosed in the compensation tables and related narrative disclosure in the Proxy Statement. Instead, our Board of Directors makes no recommendation on Proposal 3 as the Audit Committee has not concluded its investigation regarding the aforementioned sales transactions.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our proxy statement for our 2018 annual meeting of stockholders, the written proposal must be received by us no later than March 23, 2018, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after August 23, 2018, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Upon determination by us that the date of our 2018 annual meeting will be advanced or delayed by more than 30 days from the date of our 2017 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2018 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, from and after May 25, 2018 through June 24, 2018. However, if the date of our 2018 annual meeting of stockholders is more than 30 days before or after August 23, 2018, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals after the 90th day prior to next year’s annual meeting and before the 60th day prior to next year’s annual meeting, or in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

AMENDMENTS TO PROXY STATEMENT

All references to the date for the Annual Meeting that are set forth in the Proxy Statement are hereby changed to the new Wednesday, August 23, 2017 meeting date. In addition, the Proxy Statement is hereby amended with regard to the additional information provided in this Supplement.

IRONCLAD PERFORMANCE WEAR CORPORATION

August 23, 2017

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

n

THE BOARD OF DIRECTORS RECOMMENDATION A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5,
AND MAKES NO RECOMMENDATION REGARDING PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

1. TO ELECT THE FOLLOWING FOUR NOMINEES AS DIRECTORS:

MICHAEL A. DIGREGORIO

DAVID JACOBS

EMMETT M. MURPHY

ROBERT J. STECKLER

_______ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_______ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF BDO USA, LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

____ FOR ____ AGAINST ____ ABSTAIN

3. TO APPROVE THE FOLLOWING RESOLUTION ENDORSING OUR EXECUTIVE COMPENSATION:

“RESOLVED, THAT THE STOCKHOLDERS APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVES, AS DISCLOSED IN THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE IN THE COMPANY’S PROXY STATEMENT FOR THE ANNUAL MEETING.”

____ FOR ____ AGAINST ____ ABSTAIN

4. TO ADOPT THE IRONCLAD PERFORMANCE WEAR CORPORATION 2017 OMNIBUS INCENTIVE PLAN AUTHORIZING THE ISSUANCE OF UP TO 3,000,000 SHARES OF COMMON STOCK PURSUANT TO AWARDS GRANTED THEREUNDER.

____ FOR ____ AGAINST ____ ABSTAIN

5. TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECTUATE, IN ITS DISCRETION, AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED, TO EFFECTUATE A REVERSE STOCK SPLIT OF COMMON STOCK OF NO LESS THAN 1-FOR-12 AND NO GREATER THAN 1-FOR-20 AT ANY TIME BEFORE MAY 31, 2018, WITH SPECIAL TREATMENT FOR CERTAIN STOCKHOLDERS TO PRESERVE ROUND LOT HOLDERS.

____ FOR ____ AGAINST ____ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IRONCLAD PERFORMANCE WEAR CORPORATION.

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1, 2, 4 and 5, to abstain from Proposal 3 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Supplement dated July 25, 2017 relating to the Meeting.

Please check here if you plan to attend the meeting. [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method	[ ] __________________________

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IRONCLAD PERFORMANCE WEAR CORPORATION

Proxy for Annual Meeting of Stockholders

The signatory(ies) hereto, (a) stockholder(s) of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), hereby appoint(s) GEOFFREY GREULICH and JAMES MCALISTER or either of them, the proxies of the signatory(ies) hereto, each with full power of substitution, to attend, vote and act for the signatory(ies) hereto at the Annual Meeting of Stockholders of the Company, to be held on August 23, 2017 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the signatory(ies) would be entitled to vote as set forth in this proxy.